UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 15, 2012 (August 15, 2012)

SHOSHONE SILVER/GOLD MINING COMPANY
(Exact name of registrant as specified in its charter)

IDAHO
(State or other jurisdiction of incorporation)

000-31184
(Commission File No.)

5968 N. Government Way #305
Coeur d'Alene, Idaho 83815
(Address of principal executive offices and Zip Code)

(843) 715-9504
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE.

On August 15, 2012, we announced that we entered into a 90-day due diligence option with Silver Leaf Exploration to lease 54 unpatented claims in Owyhee County, Idaho which comprise almost all of the historic Flint Mining District.  We paid Silver Leaf $15,000 as an option payment and will cover the BLM filing costs on the unpatented claims which are due by the end of August.

ITEM 9.01             EXHIBITS.

Exhibit	Document Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of August, 2012.

SHOSHONE SILVER/GOLD MINING COMPANY

BY:	HOWARD CROSBY
Howard Crosby
President